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                         METROPOLITAN SERIES FUND, INC.

                          SUPPLEMENT DATED MAY 2, 2001

                                       To

                          PROSPECTUS DATED MAY 1, 2001

   The following information supplements the Metropolitan Series Fund Prospectus dated May 1, 2001. You should keep this Supplement to the Prospectus for future reference.

  Change in the portfolio manager for the State Street Research Aurora Small Cap Value Portfolio: The paragraph under "About The Investment Managers-- State Street Research Aurora Small Cap Value Portfolio" on page 24 of the Prospectus is changed to read as follows:

  "John F. Burbank has been responsible for the Portfolio's day-to-day management since April 2001. A senior vice president, he joined State Street Research in 1987 and has worked as an investment professional for 32 years."